                                                                   EXHIBIT 10.35


                      CONVEYANCE OF NET PROFITS INTEREST

     THIS CONVEYANCE of Net Profits Interest (this "Conveyance") executed as of the 21st day of December, 2000, from Aviva America, Inc., a Texas corporation ("Assignor") to Crosby Capital, LLC, a Texas limited liability company ("Assignee"), is made upon and subject to the following terms and conditions.

     For purposes of this Conveyance, except as otherwise expressly provided or as the context otherwise requires, the terms defined in this paragraph have the meanings herein assigned to them, and the capitalized terms defined in the opening paragraph of this Conveyance and subsequent paragraphs by inclusion in quotation marks and parentheses have the meanings so ascribed to them:

     "Abandonment Fund Payments" means payments actually made by Assignor which are deposited in a segregated, special purpose account set up for the purpose of providing available funds to pay the costs to be incurred by Assignor in (a) plugging and abandoning New Wells, net of estimated salvage value of equipment used for or made a part thereof; and (b) dismantling, removing and salvaging gathering systems, pipelines, platforms and production facilities installed or constructed in connection with the drilling, operation or maintenance of the New Wells, net of estimated salvage value thereof.

     "Costs" for any month means, on a cash basis, the amount actually paid by Assignor for its working interest share of the sum of the following costs (to the extent they are not deducted for purposes of calculating Gross Proceeds), insofar as they are attributable to the New Wells, in accordance with generally accepted accounting principles, and whether capital or non-capital in nature:

     (a) all costs and expenses of any kind whatsoever, including, but not limited to, amounts paid to third party operator as COPAS overhead charges (but specifically excluding Assignor's general administrative and overhead costs), incurred in connection with (1) the exploration, drilling, equipping, development, operation or maintenance of the New Wells for the production of the Subject Minerals, and (2) the lifting, handling, gathering, producing, treating, storing, marketing or transporting of the Subject Minerals from the New Wells;

     (b) Excess Costs for the preceding month (including Excess Costs carried forward from any preceding month subsequent to the Effective Date);

     (c)  Abandonment Fund Payments;

     (d) interest on the amount of Excess Costs at the beginning of any month at the rate of one percentage point over the Prime Interest Rate in effect at the beginning of such month (but not to exceed the maximum rate of interest permitted to be collected under applicable law); and

     (e)  Tax Payments;

provided, that if Assignor's interest in a New Well is an overriding royalty interest, then the only Cost that may be deducted in determining Net Proceeds and Assignee's Net Profits Interest is Tax Payments.

     "Effective Date" means 7:00 o'clock a.m., local time in effect at the location of the lands covered by the Leases, on the 17/th/ day of November, 2000.

     "Excess Costs" for each month subsequent to the Effective Date means the excess, if any, of Costs over Gross Proceeds.

     "Gross Proceeds" for any month means the amounts actually received during such month by Assignor as revenues from the sale of the Subject Minerals attributable to Assignor's interest (whether characterized as a working interest, overriding royalty interest or other interest) in the New Wells, including amounts received by Assignor as payments from a Purchaser with respect to the Subject Minerals pursuant to contractual provisions providing for "take-or-pay" payments, subject to the following:

     (a) There shall be excluded from Gross Proceeds any royalty, overriding royalty, production payments or other burdens on production which are borne by or payable out of production from the New Wells and which were created before the Effective Date.

     (b) There shall be included in Gross Proceeds, at the time of complete abandonment of all the New Wells, the excess, if any, of the total Abandonment Fund Payments over the total of actual abandonment costs paid.

     "Leases" means the oil, gas and mineral leases described in Exhibit A attached hereto and made a part hereof.

     "Net Proceeds" for any month subsequent to the Effective Date means the excess, if any, of Gross Proceeds over Costs.

     "Net Profits Interest" means an undivided 15% interest in and to the Net Proceeds from the New Wells.

     "New Wells" means all wells drilled or completed on or after the Effective Date on lands covered by the Leases listed on Exhibit A hereto or on lands pooled or unitized therewith.

     "Person" means any individual, corporation, partnership, trust, estate or other entity or organization.

     "Prime Interest Rate" means the interest rate per annum published by the Wall Street Journal on ninety day loans.

     "Purchaser" means a purchaser of the Subject Minerals, or a portion thereof.

     "Sales Contracts" means all contracts or agreements for the offer or sale of, or commitment to offer or sell, or right of first refusal to purchase the Subject Minerals.

     "Subject Minerals" means all oil, gas and all other minerals, whether similar or dissimilar, in and under, and which may be produced, saved and sold from, and which shall accrue and be attributable to, the New Wells from and after the Effective Date.

     "Tax Payments" means, for any month, the amount of severance, production, gross production, ad valorem and other taxes (other than income or occupation taxes) actually paid by Assignor with respect to Assignor's interest in the New Wells (determined as if Assignor's ownership interest in the New Wells was free and clear of the Net Profits Interest conveyed hereunder).

                              W I T N E S S E T H:
                              - - - - - - - - - -

                        NET PROFITS INTEREST CONVEYANCE
                        -------------------------------

     WHEREAS, Assignor desires to assign to Assignee the Net Profits Interest,

     NOW, THEREFORE,

                                   Article I
                          Conveyance and Reservation
                          --------------------------

     1.1  Conveyance and Reservation.  Assignor, for valuable consideration, the
          --------------------------
receipt and sufficiency of which are hereby acknowledged, by these presents does, effective as of the Effective Date, bargain, sell, grant, convey, transfer, assign, set over and deliver unto Assignee, the Net Profits Interest.

     TO HAVE AND TO HOLD the Net Profits Interest unto Assignee, its successors and assigns forever.

                                  Article II
                         Marketing of Subject Minerals
                         -----------------------------

     2.1  Protection to Purchasers of Production.  Any Person purchasing or
          --------------------------------------
taking or processing any Subject Minerals is authorized and directed to remit directly to Assignor the proceeds of the sale or other disposition of such Subject Minerals and shall have no liability to Assignee for any such proceeds so remitted.

     2.2  Sales Contracts.  Assignor shall use all reasonable efforts to market
          ---------------
and sell, or cause to be marketed and sold, all commercial quantities of Subject Minerals. For such purposes, sales of Subject Minerals may continue to be made by Assignor pursuant to any existing Sales Contracts. Assignor may amend any existing Sales Contracts and may enter into one or more Sales Contracts in the future at the best prices and on the best terms Assignor shall deem reasonably obtainable in the circumstances.

     2.3  Reliance by Third Party.  As to any party to a Sales Contract, the
          -----------------------
acts of Assignor shall be binding upon Assignee.

                                  Article III
                            Records and Statements
                            ----------------------

     3.1  Books and Records.  Assignor shall at all times maintain true and
          -----------------
correct books and records sufficient to determine the amounts payable to Assignee from the Net Profits Interest.

     3.2  Inspections.  The books and records referred to in Section 3.1 shall
          -----------
be open for inspection by Assignee upon reasonable notice at the office of Assignor during normal business hours.

     3.3  Annual Statements.  Within ninety (90) days next following the close
          -----------------
of each calendar year, Assignor shall deliver to Assignee a statement showing, in reasonable detail, the computation of Net Proceeds attributable to such year.

                                  Article IV
                          Application of Net Proceeds
                          ---------------------------

     Assignor shall pay to Assignee, on or before the 25th day of each month, an amount equal to the Net Proceeds which are attributable to the Net Profits Interest for the preceding month.

                                   Article V
                           Non-liability of Assignee
                           -------------------------

     In no event shall Assignee be liable or responsible in any way for any Costs or other costs or liabilities incurred by Assignor or other lessees attributable to the New Wells or to the Subject Minerals.

                                  Article VI
                            Operation of New Wells
                            ----------------------

     Assignee agrees that Assignor shall have no obligation, express or implied to drill any New Wells or to participate in the drilling of any New Wells on the Leases. In the event that any New Wells are drilled on the Leases, Assignor agrees that it will conduct and carry on the development, maintenance and operation of any New Wells with reasonable and prudent business judgment and in accordance with sound oil and gas field practices, but Assignor shall have no liability to Assignee for losses sustained or liabilities incurred, except such as may result from its gross negligence or willful misconduct. Nothing contained in this Article VI shall be deemed to prevent or restrict Assignor from electing not to participate in any operation that is to be conducted under the terms of any operating agreement, unit operating agreement, contract for development or similar instrument affecting or pertaining to the Leases (or any portion thereof) and allowing consenting parties to conduct nonconsent operations thereon free and clear of Assignee's Net Profits Interest.

                                  Article VII
                            Pooling and Unitization
                            -----------------------

     7.1  Right to Pool.  Assignor shall have the right and power to pool or
          -------------
unitize any of the Leases and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the lands covered by the Leases, as to any one or more of the formations or horizons thereunder, and as to any Subject Minerals, upon such terms and provisions as Assignor shall in its sole discretion determine. If and whenever through the exercise of such right and power, or pursuant to any law hereafter enacted or any rule, regulation or order of any governmental body or official hereafter promulgated, any of the Leases are pooled or unitized in any manner, the Net Profits Interest, insofar as it burdens such Leases, shall also be pooled and unitized, and if a New Well is drilled on such Lease or lands pooled or unitized therewith, then in such event, the Net Profits Interest shall apply to and affect only the production that accrues to Assignor's interest in the New Well under and by virtue of pooling and unitization.

                                 Article VIII
                             Government Regulation
                             ---------------------

     All obligations of Assignor hereunder shall be subject to all applicable state or federal statutes purporting to regulate the production or sale of the Subject Minerals and all applicable laws, orders, rules and regulations of any state or federal legislative or governmental body, agency, board or commission having jurisdiction.

                                  Article IX
                           Abandonment of Properties
                           -------------------------

     Nothing herein contained shall obligate Assignor to operate or continue to operate any New Well or to operate or maintain in force or attempt to maintain in force any of the Leases when, in Assignor's opinion, such New Well or Lease ceases to produce or is not capable of producing oil, gas or other minerals in commercial quantities.

                                   Article X
                                  Assignments
                                  -----------

     10.1  Assignment by Assignor.  Assignor shall have the right to assign,
           ----------------------
sell, transfer, convey, mortgage or pledge its interest in any New Wells, or any part thereof, subject to the Net Profits Interest and the terms and provisions of this Conveyance. However, no such action will affect the method of computing Net Proceeds or Assignee's unencumbered right to receive Net Proceeds.

     10.2  Farmout by Assignor.  Assignor shall have the right to farmout its
           -------------------
interest in the Leases or any part thereof for the purpose of causing a New Well to be drilled on the Leases or lands pooled or unitized therewith. In the event of such a farmout, the farmee shall acquire Assignor's interest in the Leases free and clear of the Net Profits Interest, but the Net Profits Interest shall burden any overriding royalty interest, working interest or reversionary interest retained by Assignor under the terms of such farmout.

     10.3  Assignment by Assignee.  Assignee shall have the right to assign,
           ----------------------
sell, transfer, convey, mortgage or pledge the Net Profits Interest, or any part thereof, subject to the terms and provisions of this Conveyance. However, no such action will affect the method of computing Net Proceeds.

     10.4  Change in Ownership.  No change of ownership or right to receive
           -------------------
payment of the Net Profits Interest, or of any part thereof, however accomplished, shall be binding upon Assignor until notice thereof shall have been furnished by the Person claiming the benefit thereof, and then only with respect to payments thereafter made. Notice of sale or assignment shall consist of furnishing a certified copy of the recorded instrument or instruments accomplishing the same, or in such other manner as may be reasonably required by Assignor. Until such notice shall have been furnished Assignor as above provided, the payment or tender of all sums payable on the Net Profits Interest may be made in the manner provided herein precisely as if no such change in interest ownership or right to receive payment has occurred. The kind of notice herein provided shall be exclusive, and no other kind, whether actual or constructive, shall be binding on Assignor.

                                    PART II

                     MISCELLANEOUS PROVISIONS APPLICABLE TO
                     --------------------------------------
                              PARTS I, II AND III
                              -------------------

     1.   Further Assurances.  Should any additional instruments of assignment
          ------------------
and conveyance be required to more fully effectuate the Conveyance hereunder or to describe more specifically any interests subject thereto, Assignor agrees to execute and deliver the same.

     2.   Aviva Operating Company.  To the extent that Aviva Operating Company,
          -----------------------
a Delaware Corporation, which has a mailing address at 8235 Douglas Avenue, Suite 400, Dallas, TX 75225 ("Aviva Operating"), currently has any rights in or claim to the Net Profits Interest conveyed hereby, by virtue of that certain Conveyance of Net Profits Interest dated June 30, 2000 from Aviva America, Inc. to Aviva Operating and recorded in Plaquemines Parish, Louisiana at C.O.B. No. 977, Folio 50 (the "Prior NPI Conveyance"), but subject to the bankruptcy reorganization plan of Aviva America, Inc. as confirmed by order of the Bankruptcy Court for the Northern District of Texas, Dallas Division, dated November 6, 2000, Aviva Operating hereby assigns, grants, sets over, transfers, confirms and delivers to Assignee all of its right, title and interest in the Net Profits Interest, and warrants that it has not previously assigned, granted, set over, transferred, confirmed, delivered or encumbered in any way its interest, if any, in the Net Profits Interest. By its acceptance of this Conveyance, Assignee acknowledges and agrees that it is the intent of the parties to this Conveyance that only one conveyance of the Net Profits Interest be made to Assignee hereunder. Accordingly, in the event that it is determined that the Prior NPI Conveyance is valid and enforceable notwithstanding the Aviva America Inc. bankruptcy, then the conveyance of the Net Profits Interest from Assignor to Assignee hereunder shall be of no force and effect and instead the assignment of the Net Profits Interest from Aviva Operating to Assignee under this paragraph shall operate to transfer the Net Profits Interest to Assignee.

     3.   Notices.  All notices, statements, payments and communications between
          -------
the parties hereto shall be deemed to have been sufficiently given and delivered if enclosed in a postpaid wrapper deposited in the United States Mails, addressed to the following address, or at such other address, as the party to be addressed shall have designated by written notice to the party giving such notice or furnishing such statement, payment or communication:

     Address for Assignor:
     --------------------

     Aviva America, Inc.
     8235 Douglas Avenue
     Suite 400
     Dallas, Texas 75225
     Facsimile No. (214) 691-6151
     ATTN:  Ronald Suttill

     Address for Assignee:                   with copies to:
     --------------------                    --------------

     Crosby Capital, LLC                     Gibson, Dunn & Crutcher LLP
     c/o Bunker Hill Associates, Inc.        2100 McKinney, Suite 2100
     712 Main Street, Suite 1700             Dallas, TX 75201
     Houston, TX 77002                       ATTN:  Michael Rosenthal
     ATTN:  Jay A. Chaffee                   Facsimile No. (214) 698-3400
     Facsimile No. (713) 223-5379

     4. Successors and Assigns.  The Conveyances herein, and each and every
        ----------------------
provision thereof, shall be binding upon and shall inure to the benefit of the parties, their respective successors, successors-in-title, heirs and assigns.

     5. No Waiver.  The failure of any party to insist, upon strict
        ---------
performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     6. Captions, Number and Gender.  Titles or captions of Articles or
        ---------------------------
Sections contained in the Conveyance are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Conveyance or the intent of any provision hereof. The plural and singular numbers shall, where appropriate, include the singular and plural, respectively, and words of any gender shall, where appropriate, include each other gender.

     7. Applicable Law.  The Conveyances herein and the rights and obligations
        --------------
of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Texas, except as to real property matters which are required to be governed by the respective laws of the jurisdictions in which the Subject Interests are located.

     8. Warranties.  Except as expressly set forth herein, the Conveyances
        ----------
herein are being made without warranty of title, either express or implied.

     IN WITNESS WHEREOF, Assignor has caused these Conveyances to be duly executed on the date first above written, but to be effective as of the 17th day of November, 2000.

                                        AVIVA AMERICA, INC.
Witnesses:

/s/ Barry Cannaday                      By /s/ R. Suttill
-----------------------------              --------------------------------
/s/ F. Broyles                             Ronald Suttill, President
-----------------------------


                                        AVIVA OPERATING COMPANY
Witnesses:

/s/ Barry Cannaday                      By /s/ R. Suttill
-----------------------------              --------------------------------
                                           Ronald Suttill, President
/s/ F. Broyles
-----------------------------

                                        CROSBY CAPITAL, LLC
Witnesses:

/s/ Stanton Eigenbrodt                  By /s/ Jay A. Chaffee
-----------------------------              --------------------------------
                                           Jay A. Chaffee, President
/s/ Sam A. Mills
-----------------------------

STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     On this 21st day of December, 2000, before me appeared Ronald Suttill, to me personally known, who being by me duly sworn did say that he is the President of Aviva America, Inc., and that the instrument was signed on behalf of same, by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of said corporation.

     This instrument was acknowledged before me on the 21st day of December, 2000, by Ronald Suttill, the President of Aviva America, Inc.


                                    /s/ Gwendalyn Anne Davis
                                    -------------------------------------------
                                    Notary Public in and for the State of Texas

[STAMP OF GWENDALYN ANNE DAVIS]

My Commission Expires:

     08-28-01
---------------------



STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     On this 21st day of December, 2000, before me appeared Ronald Suttill, to me personally known, who being by me duly sworn did say that he is the President of Aviva Operating Company, and that the instrument was signed on behalf of same, by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of said corporation.

     This instrument was acknowledged before me on the 21st day of December, 2000, by Ronald Suttill, the President of Aviva Operating Company.


                                    /s/ Gwendalyn Anne Davis
                                    -------------------------------------------
                                    Notary Public in and for the State of Texas

[STAMP OF GWENDALYLN ANNE DAVIS]


My Commission Expires:

     08-28-01
----------------------

STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     On this 21st day of December, 2000, before me appeared Jay A. Chaffee, to me personally known, who being by me duly sworn did say that he is the President of Crosby Capital, LLC, and that the instrument was signed on behalf of same, by authority of its Board of Directors and that he acknowledged the instrument to be the free act and deed of said corporation.

     This instrument was acknowledged before me on the 21/st/ day of December, 2000, by Jay A. Chaffee, the President of Crosby Capital, LLC,


                                    /s/ Gwendalyn Anne Davis
                                    -------------------------------------------
                                    Notary Public in and for the State of Texas

[STAMP OF GWENDALYN ANNE DAVIS]

My Commission Expires:

     08-28-01
----------------------

                                  EXHIBIT "A"
                               LEASE DESCRIPTIONS
                               ------------------


1.   Oil, Gas and Mineral Lease known as State Lease No. 4865 dated December 12,
                                         ----- ----- --- ----
     1966, executed by the State Mineral Board on behalf of the State of Louisiana, in favor of Davis Oil Company, recorded in Conveyance Book 307, Folio 1035, under Entry No. 204, of the records of Plaquemines Parish, Louisiana, being a portion of Tract No. 10141 of Block 31, Breton Sound Area, as more fully described in said lease.

2.   Oil, Gas and Mineral Lease known as State Lease No. 4407, dated October 22,
                                         ----- ----- --- ----
     1964, executed by the State Mineral Board on behalf of the State of Louisiana, in favor of Ocean Drilling & Exploration Company, et al., recorded in Conveyance Book 281, Folio 687, of the records of Plaquemines Parish, Louisiana, being a portion of Tract No. 9253 of Block 31, Breton Sound Area, as more fully described in said lease.

3.   Oil, Gas and Mineral Lease known as State Lease No. 5049, dated February
                                         ----- ----- --- ----
     19, 1968, executed by the State Mineral Board on behalf of the State of Louisiana, in favor of Louis D. Curet, recorded in Conveyance Book 322, Folio 509, under Entry No. 113, of the records of Plaquemines Parish, Louisiana, being a portion of Tract No. 10604 of Block 34, Breton Sound Area, as more fully described in said lease.

4.   Oil, Gas and Mineral Lease known as State Lease No. 4458, dated January 18,
                                         ----- ----- --- ----
     1965, executed by the State Mineral Board on behalf of the State of Louisiana, in favor of Ocean Drilling & Exploration Company, et al., recorded in Conveyance Book 284, Folio 639, under Entry No. 155, of the records of Plaquemines Parish, Louisiana, being a portion of Tract No. 9355 of Block 34, Breton Sound Area, as more fully described in said lease.